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                                                                    EXHIBIT 99.1

                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Edison Schools Inc. (the "Company") on Form 10-Q/A for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Christopher Whittle, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

November 14, 2002                           /s/ H. Christopher Whittle
                                            ------------------------------------
                                            H. Christopher Whittle
                                            Chief Executive Officer